Exhibit 31.3

CHIEF EXECUTIVE OFFICER CERTIFICATION
PURSUANT TO EXCHANGE ACT RULE 13a-14(a)

I, Richard Mills, certify that:

1. I have reviewed this Amendment No.1 to the annual report on Form 10-K/A for the year ended December 31, 2023, of Creative Realities, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 26, 2024

By:	/s/ Richard Mills
Richard Mills Chief Executive Officer